UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2007

Item 1. Report to Stockholders.

FundX Stock Upgrader Fund

Annual Report
October 31, 2007

FUNDX STOCK UPGRADER FUND

October 31, 2007

Dear Shareholders,

Thank you for your continued support of the FundX Upgrader Funds. When we launched the first FundX Upgrader Fund (FUNDX) in 2001, we couldn’t imagine that just six years later, we would manage seven FundX Upgrader Funds, collectively totaling $1.6 billion in assets.

Total assets in the FundX Upgrader Funds represent an accumulation of our shareholders’ different investment goals. Perhaps you invested your retirement savings in the FundX Upgrader Funds or invested money you intend to use for a down payment on a home. You may have invested money that may eventually pay for your child’s college education. Whatever reason caused you to choose the FundX Upgrader Funds, thank you.

We are devoted to Upgrading on your behalf. During the past year, we have diligently followed our system of ranking hundreds of individual U.S. company stocks on near term performance and investing in the stocks highly ranked by our scoring system. We monitor the markets and make monthly portfolio changes in response to changing market conditions.

The FundX Stock Upgrader Fund does not include stocks from overseas markets.  It selects from a universe of relatively large, established U.S. based companies, always staying well diversified with no large concentrations in any one company, industry or sector.

MARKET PERSPECTIVE

The markets have provided a wild ride so far this year. The S&P 500 hit an all-time high in July, only to drop 12% the following month.  During the third quarter, the S&P 500 index moved up or down at least 1% on the majority of trading days.

But by the end of the third quarter, most major indices had recovered to new highs. With two months left in 2007, NASDAQ may post its best annual gain of the decade; it’s up over 18% through October 31st. The large-cap S&P 500 Index is up 10.8% year-to-date, while the small-cap Russell 2000 Index gained 5.1% through October 31, 2007.

The U.S. dollar continued its slide in 2007, hitting yet another low against the euro in October. Overseas stocks continued strongly, with the Europe Australasia and Far East (EAFE) index up nearly 18% year-to-date through October 31, 2007.

European stock funds returned roughly twice as much as their American counterparts in the last three years.  Returns from funds focused in Latin America, China, India and other parts of Asia have been particularly high.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FUNDX STOCK UPGRADER FUND (STOCX)

STOCX outperformed its benchmark S&P 500 Index by 383 basis points during its second 12 months since its inception.  For the trailing 12-months ending October 31, 2007, STOCX returned 18.39% while the S&P 500 returned 14.56%.  Its mandate to invest in only domestic stocks, however, made its performance pale due to not being globally diversified.

STOCX also has a mandate to stay well diversified, so no one stock, industry or sector is likely to have great influence.  The largest industry concentration over the past year was, and remains, 20% in Energy.

As usual, the STOCX portfolio held a variety of significant gainers and losers. Our best percentage winners were National Oilwell Varco, up 80.7%, Apple, up 67.6%, AT&T, up 58.5% and Freeport-McMoRan up 53.2%.  Although last year saw gains, as of 10/31/07, the remaining shares of Big Lots are down 20.1%,  The other losers in the portfolio as of this writing are eBay, -11.2%, Ingersoll-Rand, -9.0%, Schering Plough, -3.5% and IBM, -1.4%.

As always, we are grateful for your continued support of the FundX Upgrader Funds.

Sincerely,
Janet Brown

Please refer to the following page for important disclosure information.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, non-diversification, and short sales. The FundX Stock Upgrader Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in small-and medium-capitalization companies, which involve additional risks such as limited liquidity and great price volatility than large capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Small Cap index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The EAFE (Morgan Stanley Capital International, Europe, Australia and Far East) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends.  It is widely recognized as a benchmark for measuring the performance of international value funds. You cannot invest directly in an index.

A basis point is one hundredth of a percentage point (0.01%).

The information provided in this letter represents the opinion of Janet Brown and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Sector weightings and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments of this report for further sector and holding information.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC. (12/07)

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

SECTOR ALLOCATION AT OCTOBER 31, 2007 (UNAUDITED)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED OCTOBER 31, 2007 (UNAUDITED)

As a shareholder of the FundX Stock Upgrader Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/07 – 10/31/07).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem those shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED OCTOBER 31, 2007 (UNAUDITED), CONTINUED

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/07	Value 10/31/07	5/1/07– 10/31/07*
Actual	$1,000	$1,089	$7.90
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

Value of $10,000 vs S&P 500 Index

Fund Average Annual Return Period Ended October 31, 2007
1 Year	18.39%
Since Inception (11/1/05)	13.14%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (11/1/05), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

As of 10/31/07, the one-year total return and since inception total return for the S&P 500 Index was 14.56% and 15.67%, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2007

Shares		Value
COMMON STOCKS: 98.5%
Aerospace & Defense: 5.2%
4,101	Goodrich Corp.	$285,676
2,291	Honeywell International, Inc.	138,399
1,952	Precision Castparts Corp.	292,429
		716,504
Auto Components: 4.3%
9,328	Goodyear Tire & Rubber Co. *	281,239
6,684	Johnson Controls, Inc.	292,225
		573,464
Biotechnology: 3.7%
3,451	Biogen Idec, Inc. *	256,892
3,829	Celgene Corp. *	252,714
		509,606
Capital Markets: 1.1%
4,527	Janus Capital Group, Inc.	156,227
Chemicals: 6.3%
2,893	Air Products & Chemicals, Inc.	283,080
3,184	Monsanto Co.	310,854
3,242	Praxair, Inc.	277,126
		871,060
Commercial Services & Supplies: 1.2%
2,119	Apollo Group, Inc.*	167,952
Communications Equipment: 4.1%
3,135	Ciena Corp. *	150,041
4,327	Cisco Systems, Inc. *	143,051
7,652	Juniper Networks, Inc. *	275,472
		568,564
Computers & Peripherals: 5.7%
1,679	Apple Computer, Inc. *	318,926
13,126	EMC Corp. *	333,269
1,159	International Business Machines Corp.	134,583
		786,778
Construction & Engineering: 2.0%
1,766	Fluor Corp.	279,028
Diversified Financial Services: 4.1%
1,677	IntercontinentalExchange, Inc. *	298,841
5,362	Leucadia National Corp.	271,639
		570,480
Electric Utilities: 1.0%
2,728	PPL Corp.	141,038
Energy Equipment & Services: 10.8%
3,778	National Oilwell Varco, Inc. *	276,700
2,784	Noble Corp.	147,413
2,606	Schlumberger Ltd.	251,661
3,679	Smith International, Inc.	242,998
2,516	Transocean, Inc. *	300,335
4,214	Weatherford International, Ltd. *	273,531
		1,492,638
Food Products: 0.9%
2,086	William Wrigley Jr. Co.	128,644
Health Care Providers & Services: 5.3%
2,687	Cigna Corp.	141,041
2,446	Express Scripts, Inc. *	154,342
2,120	Manor Care, Inc.	141,150
3,118	Medco Health Solutions, Inc. *	294,277
		730,810
Industrial Conglomerates: 2.2%
4,319	Textron, Inc.	298,918
Internet & Catalog Retail: 2.0%
3,042	Amazon.Com, Inc.*	271,194
256	eBay, Inc.	9,242
		280,436
Internet Software & Services: 2.1%
8,441	VeriSign, Inc. *	287,754
Life Science Tools & Services: 1.0%
5,044	PerkinElmer, Inc.	138,811
Machinery: 9.5%
2,035	Cummins, Inc.	244,119
1,830	Deere & Co.	283,467
1,378	Eaton Corp.	127,575
2,652	Ingersoll-Rand Co.	133,528
2,572	Paccar, Inc.	142,900
1,831	Parker Hannifin Corp.	147,157
3,167	Terex Corp. *	235,055
		1,313,801
Media: 2.1%
4,780	Dow Jones & Co, Inc.	285,892
Metals & Mining: 6.1%
2,591	Allegheny Technologies, Inc.	264,722
2,423	Freeport-McMoRan Copper & Gold, Inc.	285,139
2,663	United States Steel Corp.	287,338
		837,199

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2007, CONTINUED

Shares		Value
COMMON STOCKS: 98.5%, Continued
Multiline Retail: 0.1%
312	Big Lots, Inc. *	$7,482
Multi-Utilities & Unregulated Power: 2.2%
1,591	Constellation Energy Group, Inc.	150,668
1,551	Public Service Enterprise Group, Inc.	148,275
		298,943
Oil & Gas: 9.3%
2,931	Apache Corp.	304,267
3,027	ChevronTexaco Corp.	277,001
1,660	ConocoPhillips	141,033
4,024	Hess Corp.	288,159
3,706	Murphy Oil Corp.	272,873
		1,283,333
Pharmaceuticals: 0.9%
4,259	Schering Plough Corp.	129,985
Semiconductor & Semiconductor Equipment: 4.3%
5,563	Intel Corp.	149,645
2,319	MEMC Electronic Materials, Inc. *	169,797
7,801	Nvidia Corp. *	275,999
		595,441
Specialty Retail: 1.0%
2,608	Tiffany & Co.	141,301
TOTAL COMMON STOCKS
	(Cost $11,390,001)	13,592,089
SHORT-TERM INVESTMENT: 1.9%
260,944	Fidelity Institutional Money Market Portfolio	260,944
TOTAL SHORT-TERM INVESTMENT
(Cost $260,944)		260,944
TOTAL INVESTMENTS IN SECURITIES: 100.4%
(Cost $11,650,945)		13,853,033
Liabilities in excess of other assets: (0.4)%		(51,851)
TOTAL NET ASSETS: 100.0%		$13,801,182

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2007

ASSETS
Investments in securities, at value (cost $11,650,945) (Note 2)	$13,853,033
Receivables:
Fund shares sold	112,872
Dividends and interest	7,064
Prepaid expenses	14,135
Total assets	13,987,104

LIABILITIES
Payables:
Administration fees	1,256
Custody fees	1,723
Fund accounting fees	1,790
Investment advisory fees, net	6,475
Transfer agent fees	7,680
Chief compliance officer fees	634
Fund shares redeemed	140,199
Other accrued expenses	26,165
Total liabilities	185,922

NET ASSETS	$13,801,182

Net asset value, offering and redemption price per share
($13,801,182 / 431,434, shares outstanding; unlimited
number of shares authorized without par value)	$31.99

COMPONENTS OF NET ASSETS
Paid-in capital	$10,379,343
Accumulated net realized gain on investments	1,219,751
Net unrealized appreciation on investments	2,202,088
Net assets	$13,801,182

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME
Dividends	$228,341
Interest	7,260
Total investment income	235,601

EXPENSES (NOTE 3)
Investment advisory fees	224,497
Custody fees	67,986
Transfer agent fees	47,224
Registration fees	29,968
Reports to shareholders	17,705
Audit fees	17,500
Administration fees	15,000
Legal fees	11,566
Fund accounting fees	8,118
Trustee fees	8,046
Miscellaneous expense	5,834
Chief compliance officer fees	1,899
Insurance expense	1,231
Interest expense (Note 6)	7
Total expenses	456,581
Less: fees waived	(119,823)
Net expenses	336,758
Net investment loss	(101,157)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	7,558,391
Change in net unrealized depreciation on investments	(3,480,747)
Net realized and unrealized gain on investments	4,077,644
Net increase in net assets resulting from operations	$3,976,487

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	October 31, 2007	October 31, 2006*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(101,157)	$(147,057)
Net realized gain (loss) on investments	7,558,391	(5,896,817)
Change in net unrealized appreciation (depreciation) on investments	(3,480,747)	5,682,835
Net increase (decrease) in net assets resulting from operations	3,976,487	(361,039)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a) (b)	(52,558,819)	62,744,553
Total increase (decrease) in net assets	(48,582,332)	62,383,514

NET ASSETS
Beginning of year/period	62,383,514	—
End of year/period	$13,801,182	$62,383,514

(a)  Summary of capital share transactions is as follows:

	Period Ended		Period Ended
	October 31, 2007		October 31, 2006*
	Shares	Value	Shares	Value
Shares sold	219,330	$6,206,802	3,431,422	$92,870,201
Shares redeemed (b)	(2,096,813)	(58,765,621)	(1,122,505)	(30,125,648)
Net increase (decrease)	(1,877,483)	$(52,558,819)	2,308,917	$62,744,553

*  Fund commenced operations November 1, 2005.
(b) Net of redemption fees of $1,275 and $12,263, respectively.

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR/PERIOD

	Year Ended	Period Ended
	October 31, 2007	October 31, 2006*
Net asset value, beginning of year/period	$27.02	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)	(0.06)
Net realized and unrealized gain on investments	5.06	2.07
Total from investment operations	4.97	2.01
Paid-in capital from redemption fees (Note 2)	0.00 (1)	0.01
Net asset value, end of year/period	$31.99	$27.02

Total return	18.39%	8.08	%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$13.8	$62.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.03%	1.69	%(3)
After fees waived and expenses absorbed	1.50%	1.50	%(3)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.71)%	(0.56	)%(3)
After fees waived and expenses absorbed	(0.18)%	(0.37	)%(3)
Portfolio turnover rate	305%	315	%(2)

*	Fund commenced operations November 1, 2005.
(1)	Amount is less than $0.01.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2007

NOTE 1 – ORGANIZATION

FundX Stock Upgrader Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on November 1, 2005.

The investment objective of the Fund is to seek long-term growth through capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of October 31, 2007, the Fund did not hold fair valued securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Federal Income Taxes.  The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2007, CONTINUED

Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements.  In July, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the application of FIN 48 to the Fund and its impact on the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007.  Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  The reclassifications are due to the use of tax equalization and net investment loss.  For the year ended October 31, 2007, the Stock Upgrader Fund:

	Undistributed
	Net Investment	Accumulated	Paid-in
	Income	Gains/Losses	Capital
FundX Stock Upgrader	101,157	(450,063)	348,906

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

DAL Investment Company, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00%.  For the year ended October 31, 2007, the Fund incurred $224,497 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 1.50%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the year ended October 31, 2007, the Advisor has waived $119,823 in fees for the Fund.

At October 31, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $191,188.  The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Year of Expiration	Amount
October 31, 2009	$71,365
October 31, 2010	$119,823

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2007, CONTINUED

materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rates, allocated in aggregate across all FundX Upgrader Funds:

$0 to $150 million	0.10% of average daily net assets
$150 to $500 million	0.05% of average daily net assets
$500 to $1 billion	0.04% of average daily net assets
Over $1 billion	0.03% of average daily net assets
Minimum annual fee - $30,000 for the first fund, $15,000 each additional fund

For the year ended October 31, 2007, the Fund incurred $15,000 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended October 31, 2007, the Fund was allocated $1,899 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund.  Both The Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments for the year ended October 31, 2007 were $74,431,373 and $126,753,399, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended October 31, 2007.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

For the periods ended October 31, 2007 and October 31, 2006, there were no distributions for the Fund.

The cost basis of investments for the federal income tax purposes at October 31, 2007 was as follows:

Cost of investments	$11,659,401
Gross tax unrealized appreciation	$2,266,837
Gross tax unrealized depreciation	(73,205)
Net tax unrealized appreciation	2,193,632
Undistributed ordinary income	317,558
Undistributed long-term capital gain	910,649
Total distributable earnings	1,228,207
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$3,421,839

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended 10/31/2007.

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Stock Fund, a credit facility pursuant to a Loan and Security Agreement for the purpose of purchasing portfolio securities.  For the year ended October 31, 2007, the average interest rate on the outstanding principal amount was 7.75%.  Advances are not collateralized by a first lien against the Fund’s assets.  During year ended October 31, 2007, the Stock Fund had an outstanding average daily balance of $82.  The maximum amount outstanding for the current lending agreement during that period was $30,000.  Interest expense amounted to $7 for the year ended October 31, 2007.  At October 31, 2007, there was no loan payable balance for the Fund.

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FUNDX STOCK UPGRADER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Fund X Stock Upgrader Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Fund X Stock Upgrader Fund, a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for the year and the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fund X Stock Upgrader Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 20, 2007

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FUNDX STOCK UPGRADER FUND

TRUSTEES AND EXECUTIVE OFFICERS

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex(2)	Other
Name, Address	with the	Length of	Principal Occupation	Overseen	Directorships
and Age	Trust(1)	Time Served	During Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Allegiant Funds.

Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., prior thereto Senior Vice President; formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.

Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.

Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	Not Applicable.	Not Applicable.

Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.
Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC, since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				Not Applicable.	Not Applicable.

Angela L. Pingel(3) (born 1971) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term; Since December 2005.
Counsel, U.S. Bancorp Fund Services LLC, since 2004; formerly, Associate, Krukowski & Costello, S.C., (2002-2004); formerly, Vice President – Investment Operations, Heartland Advisors, Inc. (1994-2002).
				Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)	Angela L. Pingel resigned as Secretary as of November 15, 2007.

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FUNDX STOCK UPGRADER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements with DAL Investment Company, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds as classified by Lipper.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.

For the FundX Upgrader Fund, the Board noted that the Fund’s performance was above the median of its peer group and ranked in the first quartile for all relevant time periods.  The Board concluded that the Advisor’s performance was satisfactory under current market conditions.

For the FundX Aggressive Upgrader Fund, the Board noted that the Fund’s year-to-date, six-month, nine-month, one-year and three-year performance were all above the median of its peer group.  The Board particularly noted the Fund’s first quartile performance ranking for the year-to-date, six-month, nine-month and three-year periods as well as its second quartile performance ranking for the one-year period. The Board concluded that the Advisor’s performance was satisfactory under current market conditions.

For the FundX Conservative Upgrader, the Board noted that the Fund’s year-to-date, six-month, nine-month, one-year and three-year performance were all below the median of its peer group and ranked in either the third or fourth quartile.  The Directors also consider the nature of the comparative universe, noting that due to the small number of similar funds, all funds within the Lipper global classifications are used as peers.  Taking this into account, as well as the Fund’s investment style, the Board concluded that the Advisor’s performance was satisfactory under current market conditions.

For the FundX Flexible Income Fund, the Board noted that the Fund’s year-to-date, six-month, nine-month and one-year performance were above the median of its peer group and its three-year performance was slightly below the median of its peer group.  The Board concluded that the Advisor’s performance was satisfactory under current market conditions.

For the FundX Stock Upgrader Fund, the Board noted that the Fund’s six-month performance was above the median of its peer group and its year-to-date, three-month, nine-month and one-year performance were below the median of its peer group.  The Board noted that the Fund had only recently commenced investment operations and concluded that the Advisor’s performance was satisfactory under current market conditions.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the FundX Upgrader Fund, the Board noted that the Fund’s annual expense ratio was generally in line with its peer group.  Furthermore, the Board noted that while the Fund’s advisory fee was above its peer group median, it is within the range of the fees that the Advisor charges its other separately managed accounts.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

WWW.UPGRADERFUNDS.COM

FUNDX STOCK UPGRADER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

For the FundX Aggressive Upgrader Fund, the Board noted that the Fund’s annual expense ratio was in line with its peer group.  Furthermore, the Board noted that the Fund’s advisory fee was equal to its peer group median and is in the range of the fees that the Advisor charges its other separately managed accounts.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the FundX Conservative Upgrader, the Board noted that the Fund’s annual expense ratio was above its peer group and in the third quartile.  Furthermore, the Board noted that while the Fund’s advisory fee was slightly above its peer group median, it is in the range of the fees that the Advisor charges its other separately managed accounts.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the FundX Flexible Income Fund, the Board noted that the Fund’s annual expense ratio was in line with its peer group.  Furthermore, the Board noted that while the Fund’s advisory fee was slightly above its peer group median, it is in the range of the fees that the Advisor charges its other separately managed accounts.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the FundX Stock Upgrader Fund, the Board noted that the Fund’s annual expense ratio was above its peer group and in the fourth quartile.  Furthermore, the Board noted that while the Fund’s advisory fee was above its peer group median, it is in the range of the fees that the Advisor charges its other separately managed accounts, other than those who are grandfathered into its prior lower fee schedule.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of each Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with each Fund at their current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

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FUNDX STOCK UPGRADER FUND

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the FundX Stock Upgrader Fund (the “Fund”) uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Fund’s website at www.fundxfund.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended ending June 30 is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.fundxfund.com within ten business days after calendar quarter end.

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FundX Stock Upgrader Fund

ADVISOR
DAL Investment Company LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee,WI 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee,WI 53202
(866) 455-FUND

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait,Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

	Symbol	CUSIP
FundX Stock Upgrader Fund	STOCX	360877104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2007	FYE 10/31/2006
Audit Fees	$15,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2007	FYE 10/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  January 7, 2008

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  January 8, 2008

* Print the name and title of each signing officer under his or her signature.